First Amendment to

Credit Agreement

This First Amendment to Credit Agreement (this “Amendment”) is dated as of March 30, 2007 by and among Alliance Data Systems Corporation (the “Borrower”), the Guarantors party hereto, the Banks party hereto, and Bank of Montreal, as Administrative Agent and Letter of Credit Issuer.

w i t n e s s e t h:

Whereas, the Borrower, the Guarantors, the Banks, and the Administrative Agent have heretofore executed and delivered a Credit Agreement dated as of September 29, 2006 (the “Credit Agreement”); and

Whereas, the Borrower, the Guarantor, the Banks and the Administrative Agent desire to amend the Credit Agreement to extend the Maturity Date and amend the Pricing Schedule as set forth herein;

Now, Therefore, for good and valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Guarantor, the Banks and the Administrative Agent hereby agree as follows:

Article I

Amendments

1.1 The definition of “Maturity Date” contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Maturity Date” means March 30, 2012.

1.2 The pricing schedule set forth in Appendix I to the Credit Agreement is hereby amended by deleting the pricing grid contained therein in its entirety and inserting in its place the following:

Status	Level I	Level II	Level III

Senior Leverage Ratio	<1.75	> or = 1.75<2.25	> or = 2.25

Euro-Dollar Margin and Euro-Canadian Dollar Margin	0.40%	0.60%	0.80%

Applicable Facility Fee Percentage	0.10%	0.15%	0.20%

1.3 Schedule 5.21 to the Credit Agreement is hereby amended by deleting the existing Schedule 5.21 in its entirety and inserting in its place Schedule 5.21 attached to this Amendment.

Article II

Conditions Precedent

2. Article I of this Amendment shall become effective as of the opening of business on March 30, 2007 (the “Effective Time”) subject to the conditions precedent that on or before such date:

(a) the Administrative Agent shall have received counterparts hereof executed by the Borrower, the Guarantors and the Banks;

(b) the Administrative Agent shall have received certified copies of resolutions of the boards of directors of the Borrower and the Guarantors authorizing the execution and delivery of this Amendment, indicating the authorized signers of this Amendment and the specimen signatures of such signers;

(c) an opinion of counsel to the Borrower and Guarantors in form reasonably acceptable to the Administrative Agent and covering such matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request;

(d) the Administrative Agent shall have received for the ratable account of the Banks an amendment fee equal to 0.05% of each Bank’s Commitment; and

(e) the Borrower shall have paid the fees and expenses of counsel to the Administrative Agent to the extent previously invoiced.

If Article I of this Amendment becomes effective, the changes in the Euro-Dollar Margin, Euro-Canadian Dollar Margin and Applicable Facility Fee Percentage shall take effect on March 30, 2007 and on each day thereafter, but any payment of interest or fees due on or after March 30, 2007 with respect to any amounts owing for any period prior thereto shall be computed on the basis of the Euro-Dollar Margin, Euro-Canadian Dollar Margin and Applicable Facility Fee Percentage, as applicable, in effect prior to such effectiveness. The effectiveness of Article I of this Amendment shall not give rise to any right or claim under Section 2.13 of the Credit Agreement.

Article III

Miscellaneous

3.1. To induce the Administrative Agent and the Banks to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Banks that: (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Default or Event of Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by the Borrower and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and the absence of which would adversely affect, the legal and valid execution and delivery or performance by the Borrower of this Amendment or the performance by the Borrower of the Credit Agreement, as amended by this Amendment.

3.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

3.3. Except as specifically provided above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Administrative Agent or any Bank under the Credit Agreement or any Note, nor constitute a waiver or modification of any provision of any of the Credit Agreement or any Note.

3.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

[Signature Pages to follow]

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

Alliance Data Systems Corporation, as Borrower

By: Name: Title:	/s/ Michael D. Kubic Michael D. Kubic Senior Vice President

ADS Alliance Data Systems, Inc., as a Guarantor

By: /s/ Michael D. Kubic
Name: Michael D. Kubic
Title: Senior Vice President

Epsilon Marketing Services, LLC, as a Guarantor

By: /s/ John W. Scullion
Name: John W. Scullion
Title: President

Epsilon Data Management, LLC, as a Guarantor

By: /s/ Alan M. Utay
Name: Alan M. Utay
Title: Vice President

Alliance Data Foreign Holdings, Inc., as a Guarantor

By: /s/ John W. Scullion
Name: John W. Scullion
Title: President

Bank of Montreal, as Administrative Agent, Letter of Credit Issuer and Swing Lender

By: /s/ Kathleen J. Collins
Name: Kathleen J. Collins
Title: Director

BMO Capital Markets Financing, Inc.

By: /s/ Kathleen J. Collins
Name: Kathleen J. Collins
Title: Director

SunTrust Bank

By: /s/ Timothy M. O’Leary
Name: Timothy M. O’Leary
Title: Director

Bank of America, N.A.

By: /s/ Allison W. Connally
Name: Allison W. Connally
Title: Vice President

Barclays Bank PLC

By: /s/ Nicholas A. Bell
Name: Nicholas A. Bell
Title: Director

JPMorgan Chase Bank, N.A.

By: /s/ Steve Willman
Name:Steve Willman
Title:Vice President

Union Bank of California, N.A.

By: /s/ Clifford F. Cho
Name: Clifford F. Cho
Title: Vice President

The Bank of New York

By: /s/ Ronald R. Reedy
Name: Ronald R. Reedy
Title: Managing Director

Credit Suisse, Cayman Islands Branch

By: /s/ Cassandra Droogan
Name: Cassandra Droogan
Title: Vice President

By: /s/ Denise L. Alvarez
Name: Denise L. Alvarez
Title: Associate

Fifth Third Bank (Central Ohio)

By: /s/ Michael R. Zaksheske
Name: Michael R. Zaksheske
Title: Vice President

Huntington National Bank

By: /s/ Frederick G. Hadley
Name: Frederick G. Hadley
Title: Senior Vice President

Greenwich Capital Markets, Inc., as agent for the Royal Bank of Scotland PLC

By: /s/ Fergus Smail
Name: Fergus Smail
Title: Vice President

US Bank National Association

By: /s/ Kevin S. McFadden
Name: Kevin S. McFadden
Title: Vice President

Wachovia Bank, National Association

By: /s/ Karin E. Samuel
Name: Karen E. Samuel
Title: Vice President

Bank Hapoalim B.M.

By: /s/ Charles McLaughlin
Name: Charles McLaughlin
Title: Senior Vice President

By: /s/ James P. Surless
Name: James P. Surless
Title: Vice President

Bear Stearns Corporate Lending, Inc.

By: /s/ Victor Bulzacchelli
Name: Victor Bulzacchelli
Title: Vice President